UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 24, 2022
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068-0001 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

On March 24, 2022, Potomac Electric Power Company (Pepco) entered into a Bond Purchase Agreement (the Pepco Purchase Agreement) with certain institutional investors. A copy of the Pepco Purchase Agreement is filed herewith as Exhibit 1.1. The Pepco Purchase Agreement relates to the offer and sale of (i) $400,000,000 aggregate principal amount of Pepco’s First Mortgage Bonds, 3.97% Series due March 24, 2052 (the 2052 Pepco Bonds) and (ii) $225,000,000 aggregate principal amount of Pepco’s First Mortgage Bonds, 3.35% Series due September 15, 2032 (the 2032 Pepco Bonds). The closing of the sale and issuance of the 2032 Pepco Bonds is expected to occur in September 2022. See Item 2.03 below for a description of the bonds issued by Pepco pursuant to the Pepco Purchase Agreement.

Section 2 – Registrant’s Business and Operations
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant

On March 24, 2022, Pepco entered into the Pepco Purchase Agreement for the offer and sale of $400,000,000 aggregate principal amount of its 2052 Pepco Bonds. The form of the 2052 Pepco Bonds is filed herewith as Exhibit 4.1.

The 2052 Pepco Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the 2052 Pepco Bonds occurred on March 24, 2022. Pepco intends to apply the proceeds of the sale of the 2052 Pepco Bonds to repay existing indebtedness and for general corporate purposes.

The 2052 Pepco Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2022 (the Pepco Supplemental Indenture), establishing the terms of the 2052 Pepco Bonds. A copy of the Pepco Supplemental Indenture is filed herewith as Exhibit 4.2.

Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by Pepco of the 2052 Pepco Bonds.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
1.1	Bond Purchase Agreement, dated March 24, 2022 among Pepco and the purchasers signatory thereto
4.1	Form of Pepco’s First Mortgage Bonds, 3.97% Series due March 24, 2052 (included in Exhibit 4.2)
4.2	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2022
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

The factors that could cause actual results to differ materially from the forward-looking statements made by Pepco include those factors discussed herein, as well as the items discussed in (1) Pepco’s 2021 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial

Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 19, Commitments and Contingencies, and (2) other factors discussed in filings with the SEC by Pepco.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. Pepco undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ Phillip S. Barnett
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company
March 24, 2022

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated March 24, 2022 among Pepco and the purchasers signatory thereto
4.1	Form of Pepco’s First Mortgage Bonds, 3.97% Series due March 24, 2052 (included in Exhibit 4.2)
4.2	Pepco Supplemental Indenture to the Mortgage and Deed of Trust, dated as of March 1, 2022
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from the Current Report on Form 8-K, formatted as Inline XBRL.